Concentrations of Credit Risk and Major Customers	12 Months Ended
Dec. 31, 2024
Concentrations of Credit Risk and Major Customers [Abstract]
CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Note 14 - CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company place cash with high credit quality financial institutions in Singapore, Hongkong and China.

As of December 31, 2024 and 2023, the Company had $128,093 and $144,059 of cash balance held in China banks, respectively. China banks protect consumers against loss if their bank or thrift institution fails, and each of the Company’s bank accounts are insured up to RMB500,000 (approximately $69,557). As a result, cash held in China financial institutions of $30,578 and $30,176 were not insured as of December 31, 2024 and December 31, 2023, respectively. As of December 31, 2024 and 2023, the Company had $1,042,371 and $1,406,027 of cash balance held in Hongkong banks, respectively. The Hong Kong Deposit Protection Scheme insures eligible deposits up to HK$500,000 (approximately $64,369) per depositor per bank. As a result, cash held in Hongkong financial institutions of $909,606 and $1,265,389 were not insured as of December 31, 2024 and December 31, 2023, respectively. The Company have not experienced any losses in such accounts through December 31, 2024.

The Company’s cash position by geographic area was as follows:

	December 31, 2024		December 31, 2023
Country:
Singapore	$228,448	19%	$234,897	15%
China (Hongkong)	936,264	80%	1,310,551	84%
China (Mainland)	5,752	1%	4,638	1%
Total cash and cash equivalents	$1,170,464	100%	$1,550,086	100%

Almost all of the Company’s sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, the Company believe that the concentration of credit risk with respect to trade accounts receivable is limited due to generally short payment terms. The Company also perform ongoing credit evaluations of customers to help further reduce potential credit risk.

Customers

For the year ended December 31, 2024, three customers accounted for 64%, 21% and 12% of the Company’s revenues, respectively. For the year ended December 31, 2023, three customers accounted for 53%, 19% and 13% of the Company’s revenues, respectively. For the year ended December 31, 2022, four customers accounted for 24%, 23%, 15% and 14%of the Company’s revenues, respectively.

Suppliers

For the year ended December 31, 2024, two suppliers accounted for 75% and 25% of the Company’s total cost of revenues. For the year ended December 31, 2023, four suppliers accounted for 29%, 26%, 24% and 10% of the Company’s total cost of revenues. For the year ended December 31, 2022, two suppliers accounted for 56% and 19% of the Company’s cost of revenues, respectively.